Q2 2005 Review (c) 2005 TRM Corporation The information contained herein is subject to change without notice Exhibit 99.2

Forward Looking Statements Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of TRM Corporation ("TRM") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond TRM's control. TRM discusses certain of these factors in its Annual Report on Form 10 - K for 2004.

Q2 2005 Highlights Record earnings of $2.9M Record EBITDA of $11.0M Gross sales more than doubled to $61.4M Net Sales increased 47% to $33.2M Operating income increased 26% to $5.2M ATM sales exceeded $50.0M and operating income quadrupled to $5.0M AMF Bowling Centers contract signed eFunds-related transitional expenses of $0.9M

Overview Canada Canada United States United Kingdom United Kingdom 21,937 ATMs and 24,125 self-service photocopiers The TRM Network: 46,000+ Distribution Points

Consolidated P&L Q2 05 Q2 04 Net Sales $33.2 $22.5 Gross Profit $16.5 $10.4 Operating Income $5.2 $4.1 Net Income $2.9 $2.7 EBITDA* $11.0 $6.4 EPS (diluted) $0.19 $.23 (in millions) *See reconciliation slide Q2 2005 vs. Q2 2004

Margin Analysis Q2 05 Q2 04 Gross Margin 49.7% 46.2% Operating Margin 15.6% 18.3% EBITDA Margin 33.1% 28.4% Net Profit Margin 8.6% 12.0% % Net Sales Q2 2005 vs. Q2 2004

Balance Sheet Q2 05 FY 04 Total Assets $366.1 $357.3 Total Liabilities $250.1 $244.1 Total Equity $114.5 $111.7 Net Debt* $134.1 $128.5 Q2 2005 vs. FY 2004 (in millions) *See reconciliation slide

Supplementary Review of Expenses Q2 05 Q2 04 eFunds Transition $0.9 $0.0 Amortization* $2.1 $0.0 Interest expense $2.5 $0.2 Other expense (income) ($0.7) ($0.1) Total $4.8 $0.1 *Amortization of intangible assets and debt issuance costs (in millions) Q2 2005 vs. Q2 2004

ATM Financials Q2 05 Q2 04 Net Sales $24.0 $11.5 Gross Profit $12.5 $4.9 Operating Income $5.0 $1.2 Q2 05 Q2 04 Gross Margin 52.0% 42.6% Operating Margin 20.8% 10.4% (in millions) ATM P&L % Net Sales

ATM Operating Data Total Cash Withdrawals Installed Base

ATM Operating Data Sales/Unit Sales/Transaction

Photocopy Financials Q2 05 Q2 04 Net Sales $9.2 $11.0 Gross Profit $4.0 $5.6 Operating Income $2.1 $2.9 Q2 05 Q2 04 Gross Margin 43.5% 50.4% Operating Margin 23.0% 26.1% (in millions) Photocopy P&L % Net Sales

Photocopy Operating Data Installed Base Sales

Photocopy Operating Data Sales/Unit Sales/Copy

Q2 2005 Business Summary Redeployment of underperforming ATMs Photocopy price increases continue Finalization of eFunds ATM network transition Acquisition pipeline strong Geographic expansion Market diversification

Additional Information

EBITDA Reconciliation EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between TRM and other companies. In addition, EBITDA is considered a reasonable approximation of gross cash flow. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. (in millions - USD) Q2 2005 vs. Q2 2004 *Includes eFunds acquisition transitional expenses of approximately $2 million incurred during Q4 2004 **Includes eFunds acquisition transitional expenses of approximately $1.3 million incurred during the quarter ***Includes eFunds acquisition transitional expenses of approximately $0.9 million incurred during the quarter, partially offset by a $0.7 million insurance gain

Net Debt Reconciliation (in millions - USD)

Q & A